SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

For Certain MFS® Funds

Effective immediately, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS allocates the fund's assets across countries primarily based on fundamental economic and financial analysis of the creditworthiness of each country and the relative values of countries' external debt, currencies, and local market debt.  In selecting investments, MFS may consider economic and financial fundamentals, liquidity, duration, yield curve positioning, relative value, and other factors.  Quantitative tools that systematically evaluate these and other factors may also be considered.  MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis.

1040258         1      MULTI-SUP-XI-102819